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                                                             Page 14 of 22 Pages

                                                                    EXHIBIT 99.A




                                   EXHIBIT A


                                   AGREEMENT



The undersigned agree as follows:

           (i)            Each of them is individually eligible to use the
Schedule 13D to which this Agreement is attached, and such Schedule 13D is filed on behalf of each of them;

           (ii) Each of them is responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate;

           (iii) Such Schedule 13D identifies each such person, contains the required information with regard to such person and indicates that it is filed on behalf of all such persons; and

           (iv) The execution and delivery of this Agreement does and shall not constitute an admission by the undersigned that they constitute a "group" for the purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, and the undersigned hereby disclaim such status.

Dated:     August 3, 1995

                                  APEX INVESTMENT FUND LIMITED
                                  PARTNERSHIP, a Delaware limited partnership

                                  By:     Apex Management Partnership, General
                                          Partner of Apex Investment Fund
                                          Limited Partnership

                                  By:          /s/ George Middlemas
                                          ------------------------------------
                                                   George Middlemas
                                  Title:            General Partner


                                  (signature lines continued on next page)
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                                                             Page 15 of 22 Pages

                                     APEX INVESTMENT FUND II, L.P., a
                                     Delaware limited partnership

                                     By:   Apex Management Partnership,
                                           General Partner of Apex
                                           Investment Fund II, L.P.

                                           By:     /s/ George Middlemas
                                              ---------------------------
                                                       George Middlemas
                                           Title:      General Partner


                                     ENVIRONMENTAL PRIVATE EQUITY
                                     FUND II, L.P., a Delaware limited
                                     partnership


                                     By:  Environmental Private Equity
                                          Management II, L.P., General
                                          Partner of Environmental
                                          Private Equity Fund II, L.P.

                                     By:  First Analysis EPEF Management
                                          Company II, General Partner of
                                          Environmental Private Equity
                                          Management II, L.P.

                                     By:  First Analysis Corporation,
                                          General Partner of First
                                          Analysis EPEF Management
                                          Company II

                                           By:  /s/ F. Oliver Nicklin, Jr.
                                             -----------------------------
                                                    F. Oliver Nicklin, Jr.
                                           Title:   President

                                     (signature lines continued on next page)
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                                                             Page 16 of 22 Pages


                                    THE PRODUCTIVITY FUND II, L.P., a
                                    Delaware limited partnership

                                    By:  First Analysis Management Company II,
                                         General Partner of The Productivity
                                         Fund II, L.P.

                                    By:  First Analysis Corporation, General
                                         Partner of First Analysis Management
                                         Company II

                                         By:   /s/ F. Oliver Nicklin, Jr.
                                            -----------------------------------
                                                 F. Oliver Nicklin, Jr.
                                         Title:  President